UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

METSERA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42489	92-0931552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 World Trade Center 175 Greenwich Street
New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 784-6595

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MTSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On November 13, 2025, Pfizer Inc., a Delaware corporation (“Pfizer” or “Parent”), completed its previously announced acquisition of Metsera, Inc., a Delaware corporation (the “Company” or “Metsera”), through the merger of Mayfair Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pfizer (“Merger Sub”), with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Pfizer (the “Surviving Corporation”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 21, 2025, by and among the Company, Merger Sub and Parent, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2025 (the “Merger Agreement”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.00001 per share (the “Company Common Stock”), other than Company Common Stock owned by (i) the Company, any wholly owned subsidiary of the Company, Parent, Merger Sub or any other wholly owned subsidiary of Parent and (ii) stockholders of the Company who have validly exercised their statutory rights of appraisal under the Delaware General Corporation Law, as amended (the “DGCL”), was converted into the right to receive (A) $65.60 (the “Closing Amount”) in cash, without interest and subject to any required withholding of taxes, plus (B) one contractual contingent value right (a “CVR”) per share of Company Common Stock representing the right to receive contingent payments in cash, without interest, upon the achievement of certain specified milestones in accordance with the terms and subject to the conditions of the Contingent Value Rights Agreement (as defined below) (clauses (A) and (B), collectively, the “Merger Consideration”).

At the Effective Time, the equity awards of the Company outstanding as of immediately prior to the Effective Time were generally subject to the following treatment:

•

Each Company Stock Option (as defined in the Merger Agreement), whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time was canceled at the Effective Time and the holder thereof became entitled to receive, solely in full satisfaction of the rights of such holder with respect thereto, (i) a cash payment equal to (A) the excess, if any, of (1) the Closing Amount minus (2) the exercise price per share of Company Common Stock subject to such Company Stock Option, multiplied by (B) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time, and (ii) one CVR for each share of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time; provided that, in the case of a Company Stock Option that was unvested as of immediately prior to the Effective Time and that did not vest by its terms as a result of the occurrence of the Effective Time, the cash payment contemplated by clause (i) and all payments in respect of the CVRs contemplated by clause (ii) are subject to the same vesting schedule and terms (including double-trigger vesting protection) as were applicable to the corresponding Company Stock Option (except that, subject to the holder’s continued service with Parent or its subsidiaries through the first anniversary of the Closing (as defined in the Merger Agreement), all such payments will become vested upon the first anniversary of the Closing to the extent unvested and not previously forfeited); and provided, further, that any Company Stock Option that has an exercise price per share that is greater than or equal to the Closing Amount was canceled at the Effective Time for no consideration or payment;

•

Each Company Restricted Stock Award (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time became fully vested and the holder thereof became entitled to receive the Merger Consideration in respect of each share of Company Common Stock underlying such Company Restricted Stock Award; and

•

Each award in the form of restricted stock units with respect to Company Common Stock (“Company RSUs”) that was outstanding prior to the Effective Time was canceled and converted into the right of the holder thereof to receive (i) an amount in cash equal to (A) the Closing Amount, multiplied by (B) the total number of shares of Company Common Stock subject to such Company RSU (the “Fixed Cash Award”) and (ii) a number of CVRs equal to the number of shares of Company Common Stock underlying the Company RSU. The Fixed Cash Award and CVRs received in respect of the Company RSUs shall vest on the same schedule as the Company RSUs and shall be paid as soon as reasonably practicable following the vesting date and have full double-trigger change in control vesting protections.

The foregoing summary description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of (i) the Agreement and Plan of Merger, dated as of September 21, 2025, by and among the Company, Parent and Merger Sub, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 22, 2025 and (ii) the Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2025, which was filed as Exhibit 2.1 to the Current Report on 8-K filed by the Company with the SEC on November 10, 2025 and which are, in each case, incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on November 13, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had closed and requested that Nasdaq (i) suspend trading of the Company Common Stock on Nasdaq, (ii) withdraw the Company Common Stock from listing on Nasdaq and (iii) file with the SEC a notification on Form 25 to delist the Company Common Stock from Nasdaq and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock ceases trading following the closing of the market on November 13, 2025 and the Company Common Stock will no longer be listed on Nasdaq.

Additionally, the Company intends to file with the SEC a certification and notice on Form 15 under the Exchange Act requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As of the Effective Time, the stockholders of the Company as of immediately prior to the Effective Time ceased to have any rights as stockholders of the Company other than the right to receive the Merger Consideration (in accordance with the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger in accordance with Section 251 of the DGCL on November 13, 2025, a change in control of the Company occurred. At the Effective Time, the Company became a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, each of Christopher Whitten Bernard, Paul L. Berns, Kristina Burow, Clive Meanwell, Joshua Pinto, and Jon P. Stonehouse resigned from his or her respective position as a member of the Company’s board of directors, including from any and all committees thereof, effective as of the Effective Time. The resignations described in the preceding sentence were tendered in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies or practices. At the Effective Time, Deborah Baron and Alison L.M. O’Neill, each a director of Merger Sub immediately prior to the Effective Time, became directors of the Company. In addition, all of the officers of the Company, including all Section 16 executive officers, ceased serving in their capacity as officers of the Company.

On November 12, 2025, the Company entered into amended letter agreements with each of its named executive officers, providing that, in the event that the applicable executive receives any payments or benefits that are subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, such executive will receive a payment that puts such executive or director in the same after-tax position as though such tax did not apply. The foregoing description of the letter agreement is qualified in its entirety by reference to the Form of Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Merger Agreement, the Company’s certificate of incorporation and its bylaws, as in effect immediately prior to the consummation of the Merger, were each amended and restated in their entirety, effective as of the Effective Time. Copies of the certificate of incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of its stockholders on November 13, 2025 (the “Special Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on October 17, 2025 (the “Definitive Proxy Statement”), which was first mailed to the Company’s stockholders on or about October 24, 2025, and in the supplement to the Definitive Proxy Statement, filed with the SEC on November 10, 2025 (the “Proxy Supplement” and, together with the Definitive Proxy Statement, the “Proxy Statement”), relating to the Merger.

As of the close of business on October 24, 2025, the record date for the Special Meeting, there were 105,354,809 shares of the Company Common Stock issued and outstanding and entitled to vote at the Special Meeting. A total of 95,180,124 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum for the transaction of business at the Special Meeting. The proposal voted on was approved by the requisite vote of the Company’s stockholders according to the following tabulation of votes:

1.	The Company’s stockholders approved the adoption of the Merger Agreement.

Votes For	Votes Against	Votes Abstained
95,071,667	20,655	87,802

In light of the approval of this proposal, the remaining proposal to adjourn the Special Meeting if necessary to solicit additional proxies was rendered moot and was not voted on at the Special Meeting.

ITEM 8.01	Other Events.

Contingent Value Rights Agreement

At the Effective Time, pursuant to the Merger Agreement, Parent entered into a Contingent Value Rights Agreement between Parent and Equiniti Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”), in substantially the form attached to the Merger Agreement (the “CVR Agreement”). Parent issued CVRs entitling the holder to receive Milestone Payments (as defined in the CVR Agreement) contingent upon the achievement of the applicable Milestones (as defined in the CVR Agreement) during each Milestone Period (as defined in the CVR Agreement), to the record holders of (i) the outstanding Company Common Stock other than Company Common Stock canceled or converted pursuant to Section 2.01(b) of the Merger Agreement and Appraisal Shares (as defined in the Merger Agreement) (such Company Common Stock to receive CVRs, the “CVR Shares”), (ii) Company Stock Options which have an exercise price per Share that is less than the Closing Amount (the “Company Options”) and (iii) Company Restricted Stock Awards, in each case that are outstanding as of immediately prior to the Effective Time.

Each CVR represents a non-tradable contractual contingent right to receive (A) $4.60 per CVR in cash, without interest and less any applicable tax withholding, payable upon the occurrence of the initiation of the first Phase 3 Clinical Trial (as defined in the CVR Agreement) for the injectable fixed dose combination of MET-233i and MET-097i on a dosing basis of on or around every twenty eight (28) days (the “Combination Product”) for chronic weight management, on or prior to December 31, 2027; (B) $9.65 per CVR in cash, without interest and less any applicable tax withholding, payable upon the occurrence of the receipt from the U.S. Food and Drug Administration by Parent or any of its subsidiaries of approval of the Combination Product by the U.S. Food and Drug Administration for chronic weight management, on or prior to December 31, 2031; and (C) $6.40 per CVR in cash, without interest and less any applicable tax withholding, payable upon the occurrence of the receipt from the U.S. Food and Drug Administration by Parent or any of its subsidiaries in the United States of approval of the injectable MET-097i on a dosing basis of on or around every twenty eight (28) days for chronic weight management by the U.S. Food and Drug Administration, on or prior to December 31, 2029.

The CVRs are contractual rights only and not transferable except under certain limited circumstances, will not be certificated or evidenced by any instrument and will not be registered with the SEC or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent, the Company or any of their affiliates.

Any potential payout of the CVR is subject to various risks and uncertainties related to the development of MET-233i and MET-097i and U.S. Food and Drug Administration clearances as more fully described in the Company’s periodic reports filed with the SEC.

There can be no assurance that the Milestones will be achieved prior to its expiration or termination of the CVR Agreement, or that payment will be required of Parent with respect to the Milestones.

The foregoing description of the CVR Agreement is qualified in all respects by reference to the full text of the form of the agreement, which is attached as Exhibit B to the Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2025, filed as Exhibit 2.1 to the Current Report on 8-K filed by the Company with the SEC on November 10, 2025, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 21, 2025, by and among Metsera, Inc., Mayfair Merger Sub, Inc. and Pfizer Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Metsera, Inc. with the SEC on September 22, 2025)

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 7, 2025, by and among Metsera, Inc., Mayfair Merger Sub, Inc. and Pfizer Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Metsera, Inc. with the SEC on November 10, 2025)

3.1**	Amended and Restated Certificate of Incorporation of Metsera, Inc.

3.2**	Amended and Restated Bylaws of Metsera, Inc.

10.1**†	Form of Letter Agreement, dated as of November 12, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or similar attachment.

**	Filed herewith.
†	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METSERA, INC.

Dated: November 13, 2025	By:	/s/ Margaret M. Madden
Name: Margaret M. Madden
Title: Vice President